SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 8, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-2)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-2 REMIC Pass-Through Certificates.

      On February 23, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before February 1, 2001) as of February 1, 2001 of $436,844,834.06. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of February 1, 2001 was 1080. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of February 1, 2001 was 7.836%. The weighted average remaining term to stated maturity of the Mortgage Loans as of February 1, 2001 was 357.61 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to May 24, 1999 or after January 15, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of February 1, 2001 was 359.51 months.

      None of the Mortgage Loans has a scheduled maturity later than February 1, 2031. Each Mortgage Loan has an original principal balance of not less than $82,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $15,196,209 as of February 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of February 1, 2001 was 72.0%. No more than $3,348,860 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 99% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 22% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 12;

      2.    such loans have an aggregate Adjusted Balance of $3,161,002;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.8%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.000%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $14,873,052 and $421,971,782, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.941% and 7.867%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.63 months and 357.57 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of February 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1999                                  2                             $597,341

2000                               1066                         $431,490,043

2001                                 12                           $4,757,450


Total                              1080                         $436,844,834
                                   ====                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                    1002                         $405,593,532

Multi-family Dwellings*               5                           $2,622,935

Townhouses                           26                           $9,825,102

Condominium Units (one to four       28                          $10,946,229
stories high)

Condominium Units (over four          8                           $3,586,676
stories high)

Cooperative Units                    10                           $3,728,125

Leasehold                             1                             $542,235


Total                              1080                         $436,844,834
                                   ====                         ============


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*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           1075                         $434,221,899

2-family                              4                           $2,131,306

3-family                              1                             $491,629


Total                              1080                         $436,844,834
                                   ====                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                             $439,381

$150,000 through $199,999             2                             $374,398

$200,000 through $249,999             4                             $937,217

$250,000 through $299,999           156                          $45,266,339

$300,000 through $349,999           279                          $91,006,523

$350,000 through $399,999           236                          $89,019,624

$400,000 through $449,999           127                          $54,129,467

$450,000 through $499,999            95                          $45,813,390

$500,000 through $549,999            63                          $33,365,144

$550,000 through $599,999            31                          $17,773,180

$600,000 through $649,999            30                          $18,944,164

$650,000 through $699,999            34                          $23,314,543

$700,000 through $749,999             3                           $2,232,289

$750,000 through $799,999             5                           $3,969,925

$800,000 through $849,999             3                           $2,517,147

$850,000 through $899,999             2                           $1,753,135

$900,000 through $949,999             0                                   $0

$950,000 and over                     6                           $5,988,968


Total                              1080                         $436,844,834
                                   ====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       1                            $277,736

6.501% - 7.000%                      22                          $10,535,120

7.001% - 7.500%                     134                          $59,206,858

7.501% - 8.000%                     730                         $291,068,381

8.001% - 8.500%                     180                          $70,618,324

8.501% - 8.875%                      13                           $5,138,414


Total                              1080                         $436,844,834
                                   ====                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    223                         $96,530,971

65.001% - 75.000%                   237                         $98,601,671

75.001% - 80.000%                   577                        $226,515,982

80.001% - 85.000%                     8                          $2,816,062

85.001% - 90.000%                    34                         $12,080,315

90.001% - 95.000%                     1                            $299,832


Total                              1080                         $436,844,834
                                   ====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               6                           $2,058,582
Arizona                              19                           $8,565,679
Arkansas                              3                           $1,667,882
California                          398                         $166,018,128
Colorado                             42                          $16,127,880
Connecticut                          30                          $11,903,961
Delaware                              5                           $1,823,391
District of Columbia                  6                           $2,575,483
Florida                              18                           $6,899,085
Georgia                              54                          $21,900,468
Hawaii                                4                           $1,899,752
Idaho                                 1                             $350,000
Illinois                             14                           $6,005,861
Indiana                               4                           $1,205,303
Kansas                                1                             $339,772
Kentucky                              2                             $740,177
Louisiana                             3                           $1,088,928
Maryland                             27                          $11,134,955
Massachusetts                        45                          $18,005,700
Michigan                              7                           $2,668,762
Minnesota                            10                           $3,761,525
Mississippi                           1                             $332,041
Missouri                             15                           $6,213,504
Nevada                                8                           $2,929,660
New Hampshire                         2                             $647,079
New Jersey                           39                          $14,814,169
New Mexico                            1                             $336,256
New York                             63                          $25,774,383
North Carolina                       38                          $15,383,895
Ohio                                  8                           $3,409,092
Oregon                                5                           $1,987,218
Pennsylvania                         13                           $4,774,841
South Carolina                       10                           $4,466,914
Tennessee                             7                           $2,534,804
Texas                                70                          $27,729,342
Utah                                  8                           $2,802,887
Virginia                             66                          $26,391,013
Washington                           26                           $9,192,980
Wisconsin                             1                             $383,483


Total                              1080                         $436,844,834
                                   ====                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: February 8, 2001